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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 23, 2004



                              Escalon Medical Corp.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Pennsylvania                0-20127               33-0272839
        -----------------       -------------------         ----------
        (State or other          (Commission file          (IRS employer
         jurisdiction of             number)             identification no.)
         incorporation)


       575 East Swedesford Road, Suite 100
             Wayne, Pennsylvania                              19087
     ----------------------------------------               ----------
     (Address of principal executive offices)               (Zip code)


       Registrant's telephone number, including area code: (215) 688-6830


                                      N/A
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)


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Item 2.     Acquisition or Disposition of Assets.

            On July 23, 2004, Escalon Medical Corp. (the "Company") announced that the holders of 67.03% of the outstanding ordinary shares of Drew Scientific Group PLC, a U.K. company ("Drew"), had accepted the Company's exchange offer for all of the ordinary shares of Drew. As a result, under applicable U.K. law, the Company's exchange offer became unconditional, and the Company is acquiring the Drew shares tendered as of July 23, 2004. Escalon will initially issue 603,000 shares of the Company's common stock for the Drew shares that had been tendered as of July 23, 2004. The closing price of the Company's common stock on July 23, 2004 was $9.40 per share.

            The exchange offer is being kept open for an additional 21 days, or until August 13, 2004, to allow holders of Drew shares who have not yet tendered to accept the offer. The Company has offered a total of 900,000 shares of the Company's common stock for all of the outstanding shares of Drew.

            Drew, based in the U.K. with additional manufacturing operations in Texas and Connecticut, is a diagnostics company specializing in the design, manufacture, sale and distribution of analytical systems for laboratory testing worldwide. Drew provides instrumentation and consumables for the diagnosing and monitoring of medical disorders in the areas of diabetes, cardiovascular disease and hematology, as well as veterinary hematology and blood chemistry. The Company expects to operate Drew as a separate division.

Item 7.     Financial Statements and Exhibits.

            (a)   Financial Information of Business Acquired.

                  The historical financial information of the acquired business required by Rule 3-05 of Regulation S-X is not yet available. Pursuant to Item 7(a)(4) of Form 8-K, the required historical financial information will be filed as soon as practicable within the time period prescribed under such Item.

            (b)   Pro Forma Financial Information.

                  The pro forma financial information required by Article 11 of Regulation S-X is not yet available. Pursuant to Item 7(b)(2) of Form 8-K, the required pro forma financial information will be filed as soon as practicable within the period prescribed by such Item.

            (c)   Exhibits.

                  None.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          ESCALON MEDICAL CORP.


Date:  August 4, 2004                     By: /s/ Richard J. DePiano
                                              ---------------------------------
                                              Richard J. DePiano
                                              Chairman and
                                              Chief Executive Officer



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